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EXHIBIT 32.2   PATIENT PORTAL TECHNOLOGIES, INC.


     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)



I, Thomas Hagan, Acting Chief Financial Officer of Patient Portal Technologies, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q/A 1 for the period ended March 31, 2008 of the Registrant (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:  November 10, 2008            /s/ THOMAS HAGAN
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                                     Thomas Hagan
                                     Chief Financial Officer







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